UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 22, 2018

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 22, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Kindred Biosciences, Inc. (the “Company”), pursuant to the authority delegated to it by the Board, approved compensation arrangements for the Company’s executive officers (collectively, the “Executive Officers”).

Identified below are the 2017 cash bonus, 2018 annual base salary and equity awards with respect to each of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K).

	2017	2018
			Equity Awards (1)
Named Executive Officer	Cash Bonus	Salary	Options(2)	Restricted Stock Units (3)
Richard Chin, President, Chief Executive Officer	$315,662	$520,000	175,000	150,000
Denise Bevers Chief Operating Officer	$222,000	$410,000	100,000	110,000
Wendy Wee, Chief Financial Officer	$134,100	$330,000	75,000	30,000
Hangjun Zhan, Chief Scientific Officer	$134,100	$330,000	80,000	25,000

(1) The Compensation Committee granted the equity awards pursuant to, and in accordance with the terms and conditions of, the Company’s 2016 Equity Incentive Plan (the “Plan”), the forms of Option Agreement and Grant Notice previously filed with the Securities and Exchange Commission and forms of RSU Agreement and Grant Notice in which the full text of such agreement will be filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(2) The grant date of the Equity Awards was January 22, 2018. Each option has an exercise price of $8.75, equal to the closing price of the Company’s common stock as quoted on The NASDAQ Capital Markets on the grant date, which represents the fair market value of the Company’s common stock as determined under the terms of the Plan. Each Option will have a term of 10 years from the date of grant. The shares underlying this Option will vest as to 25% after one year following the date of grant, and the remainder will vest in equal monthly installments over the following three years, provided that such Executive Officer is providing services to the Company at the time of each such vesting

(3) The shares subject to this RSU will vest in equal annual installments over four years from the grant date, provided that such Executive Officer is providing services to the Company at the time of each such vesting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: January 26, 2018	By: /s/ Wendy Wee
Wendy Wee
Chief Financial Officer